UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  November 16, 2007
Plains All American Pipeline, L.P.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-14569 (Commission File Number)	76-0582150 (IRS Employer Identification No.)
333 Clay Street, Suite 1600, Houston, Texas 77002
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code 713-646-4100
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01. Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
Fifth Amendment to Restated Credit Agreement
Guaranty

Item 1.01.	Entry into a Material Definitive Agreement.
On November 16, 2007, Plains Marketing, L.P. (“PMLP”), a wholly-owned subsidiary of Plains All American Pipeline, L.P. (“PAA”), entered into a Fifth Amendment to Restated Credit Agreement (the “Fifth Amendment”) among PMLP, PAA, Bank of America, N.A., as Administrative Agent, and the Lenders party thereto. The Fifth Amendment extends the term of PMLP’s secured hedged inventory credit facility by approximately one year and increases the amount that may be borrowed thereunder to $1.4 billion. In addition, PAA entered into a Guaranty (the “Guaranty”) in favor of the Administrative Agent with respect to PMLP’s obligations under the credit facility. The credit facility is an uncommitted working capital facility used to finance the purchase of hedged crude oil inventory for storage when market conditions warrant. Borrowings under the credit facility are secured by the inventory under the credit facility and the associated accounts receivable, and are repaid from the proceeds of the sale of the inventory.
The above descriptions of the Fifth Amendment and the Guaranty are qualified in their entirety by the terms of the Fifth Amendment and the Guaranty, which are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The disclosure set forth above in Item 1.01 is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits.

10.1	Fifth Amendment to Restated Credit Agreement dated as of November 16, 2007, by and among Plains Marketing, L.P., Plains All American Pipeline, L.P., Bank of America, N.A., as Administrative Agent, and the Lenders party thereto.

10.2	Guaranty by Plains All American Pipeline, L.P. dated November 16, 2007 in favor of Bank of America, N.A., as Administrative Agent

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS ALL AMERICAN PIPELINE, L.P.

Date: November 20, 2007	By:	Plains AAP, L.P., its general partner

	By:	Plains All American GP LLC, its general partner

	By:		/s/ Tim Moore

		Name:	Tim Moore
		Title:	Vice President

2

INDEX TO EXHIBITS

Exhibit
No.	Description

10.1	Fifth Amendment to Restated Credit Agreement dated as of November 16, 2007, by and among Plains Marketing, L.P., Plains All American Pipeline, L.P., Bank of America, N.A., as Administrative Agent, and the Lenders party thereto.

10.2	Guaranty by Plains All American Pipeline, L.P. dated November 16, 2007 in favor of Bank of America, N.A., as Administrative Agent

3